Intangible Assets	12 Months Ended
Dec. 31, 2022
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets	Intangible Assets
The carrying amount of Intangible Assets for the years ended December 31, 2022 and 2021 is as follows:

	December 31, 2022	December 31, 2021
Cost	(in thousands)
Customer relationships	$4,076,435	$4,056,642
Order backlog	536,934	528,022
Trade names & brands	204,621	204,685
Patient database	170,238	170,525
Technology assets	120,984	121,507
Total cost	5,109,212	5,081,381

Accumulated amortization	(830,553)	(370,538)
Net book value	$4,278,659	$4,710,843
On July 1, 2021, ICON plc announced the completion of its Merger with PRA Health Sciences, Inc. The Merger resulted in the recognition of Customer relationships of $3,938.0 million, Order backlog of $500.0 million, Trade names of $202.0 million, Patient database of $168.0 million and Technology assets of $111.0 million. These assets will be amortized over their expected useful lives of between 3 and 23 years. The valuation of these assets were finalized in June 30, 2022. In total, $677.1 million has been amortized in the period since the date of acquisition, $453.6 million has been amortized in the year ended December 31, 2022.

Future intangible asset amortization expense for the years ended December 31, 2023 to December 31, 2027 is as follows:

Year Ended December 31, 2022
(in thousands)
2023	$460,711
2024	339,940
2025	223,674
2026	209,681
2027	198,300
$1,432,306